UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2023

EXCHANGERIGHT INCOME FUND

(Exact name of Registrant as Specified in Its Charter)

Maryland	000-56543	36-7729360
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1055 E. Colorado Blvd Suite 310
Pasadena, California		91106
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 855 317-4448

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 3, 2023, the managers of ExchangeRight Real Estate, LLC (“ExchangeRight”), which is the sole member and manager of ExchangeRight Income Fund Trustee, LLC (the “Trustee”), which serves as the sole trustee of ExchangeRight Income Fund, doing business as ExchangeRight Essential Income REIT, a Maryland statutory trust (the “Company”), appointed David A. Fisher as the Executive Managing Principal of ExchangeRight and, in that capacity, will serve as the principal executive officer of the Company, effective July 6, 2023. Joshua Ungerecht and Warren Thomas are the other two managers of ExchangeRight in addition to Mr. Fisher who collectively act in the capacity as the directors of the Company. Both Mr. Ungerecht and Mr. Thomas will remain actively engaged in the management of ExchangeRight and the Company, and Mr. Fisher’s appointment will have no impact on Mr. Ungerecht’s and Mr. Thomas’ roles or continuing involvement with ExchangeRight and the Company.

Mr. Fisher, who is 55 years old, is a Founder and Manager of ExchangeRight, a position he has held since 2012, and in that capacity also serves as a director of the Company. Mr. Fisher began his career with KPMG in the Tax department from 1993 to 1996, and then worked in tax, treasury, and acquisitions for Wells Fargo for over nine years from 1996 to 2005. He was North American Head of Asset and Structured Finance for HSBC’s Investment Banking division from 2005 to 2012. Mr. Fisher and his banking teams executed international financings totaling in excess of $8 billion. In addition, Mr. Fisher is presently a Managing Member and co-owner of Telos Capital LLC, a real estate syndication and management firm, a position he has held since September 2015. Telos Capital LLC is under common control with ExchangeRight, which exercises ultimate control over the Company, and as such may be considered an affiliate of the Company. Mr. Fisher also is President and CEO of Rise Capital Partners LLC, which is the Fisher’s family office real estate investment and development firm. Mr. Fisher graduated from the University of Northern Iowa in 1993, Magna Cum Laude in Accounting, and earned national honors with the Elijah Watt Sells Award on the May 1993 CPA exam. Mr. Fisher is primarily responsible for the acquisition, asset management, and financing aspects of ExchangeRight’s businesses. Mr. Fisher did not enter into any plan, contract, or arrangement in connection with his appointment as the Executive Managing Principal. There is no arrangement or understanding between Mr. Fisher and any other persons or entities pursuant to which Mr. Fisher was appointed as the Executive Managing Principal of ExchangeRight.

There is no family relationship between Mr. Fisher and any manager of ExchangeRight or any person acting in the capacity of an executive officer of the Company. There are no transactions between the Company and Mr. Fisher that require disclosure under Item 404(a) of Regulation S-K, other than those transactions described under “Item 7. Certain Relationships and Related Transactions, and Director Independence,” on pages 104 to 110 of the Company’s Amendment No. 1 to Registration Statement on Form 10, as filed with the Securities and Exchange Commission (“SEC”) on June 12, 2023, which disclosures are incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

Conversion of Private Offering of Common Shares to Rule 506(c) Offering

On July 3, 2023, the managers of ExchangeRight, which is the sole member and manager, and acting on behalf, of the Trustee, approved the conversion of the Company’s private placement offering of up to $2.165 billion of common shares of beneficial interest (“Common Shares”) (the “Private Offering”) to a Regulation D, Rule 506(c) offering. Since the inception of the Private Offering, the Company has offered the Common Shares in the Private Offering in separate classes, Class A Common Shares, Class I Common Shares and Class S Common Shares, in reliance on the exemption provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(b) promulgated thereunder. Commencing on July 6, 2023, the Company will begin conducting the Private Offering under Rule 506(c) and will begin accepting subscriptions for investments in the Private Offering for purchases closing on or after August 1, 2023. As of that date, subscriptions will be accepted solely from accredited investors, as defined in Rule 501(a) under the Securities Act, whose accredited investor status has been verified by the Company. Under Rule 506(c), general solicitation and advertisement of offerings is permitted, however all purchasers in the offering must be accredited investors and the Company must take reasonable steps to verify the accredited investor status of each purchaser, among other requirements.

The offering materials for the Private Offering conducted under Rule 506(c), including the confidential private placement memorandum and subscription documents, will be available on the Company’s website at: www.exchangeright.com/essential-income-reit starting July 11, 2023. The Common Shares offered in the Private Offering have not been, and will not be, registered under the Securities Act and may not be offered or sold in any state absent registration or an applicable exemption from such registration requirements. This Current Report on Form 8-K does not constitute an offer to sell nor a solicitation of an offer to purchase any securities in any jurisdiction in which such an offer or solicitation is not authorized and does not constitute an offer within any jurisdiction to any person to whom such offer would be unlawful. The offering of Common Shares in the Private Offering will only be made pursuant to the confidential private placement memorandum for the Private Offering prepared by the Company, which will be made available to interested investors. The Company also intends to file a new Form D with the Securities and Exchange Commission indicating the Company’s reliance on Rule 506(c) for the conduct of the Private Offering.

Private Offering Information Provided to Investors

Attached as Exhibit 99.1 is information provided to investors in connection with the Private Offering described in this Item 7.01 of this Current Report on Form 8-K, and such information is incorporated by reference into this Item 7.01. The information, including the Exhibit 99.1 attached hereto, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The filing of this report shall not been deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by reason of Regulation FD.

Item 8.01 Other Events.

June 2023 Distributions

On June 30, 2023, the Company declared distributions in the amount of $0.1449 per share for each class of its outstanding Common Shares. The distributions for each class of Common Shares are payable to shareholders of record immediately following the close of business on June 30, 2023 and will be paid in cash on or around July 14, 2023.

The Company’s current distribution from operations to investors represents a 6.27% annualized return based on the current net asset value (“NAV”) per share.

Rent Collection

The Company has collected 100% of its rents due from all of its tenants during the second quarter of 2023. The Company has now received 100% of the rent due from its tenants since its inception.

Status of Private Offering

The Company is currently conducting a private placement offering on a continuous basis of up to $2.165 billion of Common Shares (the “Private Offering”). Pursuant to the Private Offering, the Company is offering its Class I, Class A, and Class S Common Shares. As of June 30, 2023, the Company has issued an aggregate of 15,580,081 Common Shares in the Private Offering for total consideration of $422.9 million. Of these issued Common Shares, 5,535,028 Class I Common Shares and 9,743,917 Class A Common Shares remained outstanding as of June 30, 2023. The following table lists the Common Shares issued and total consideration received to date in the Private Offering for each class of Common Shares:

	Common Shares	Total
Share Class	Issued	Consideration
Class I	5,691,005	$148,593,000
Class A	9,889,076	274,272,000
Class S	-	-
Total for Private Offering	15,580,081	$422,865,000

As of June 30, 2023, there was up to $1.537 billion of Common Shares available for future issuance in the Private Offering, before selling commissions and expenses after calculating capital raise from other sources and issuance of Operating Partnership units. The Company intends to continue selling Common Shares in the Private Offering on a monthly basis.

Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K other than historical facts may be considered “forward-looking statements,” and, as such, may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. For these statements, the Company claims the protections of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may”, “will”, “should”, “estimates”, “projects”, “anticipates”, “believes”, “expects”, “intends”, “future” and words of similar import, or the negative thereof. Forward-looking statements in this report include information about possible or assumed future events, including, among other things, discussion and analysis of our future financial condition, results of operations, our strategic plans and objectives, and other matters. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report.

Any such forward-looking statements are subject to unknown risks, uncertainties and other factors, which in some cases are beyond the Company’s control and are based on a number of assumptions involving judgments with respect to, among other things, future economic, competitive and market conditions, all of which are difficult or impossible to predict accurately. To the extent that the our assumptions differ from actual results, our ability to meet such forward-looking statements, including our ability to generate positive cash flow from operations, provide distributions to shareholders and maintain the value of our real estate properties, may be significantly hindered.

Factors that could cause actual results, performance or achievements to differ materially from current expectations include, but are not limited to: risks inherent in the real estate business, including tenant defaults, illiquidity of real estate investments, potential liability relating to environmental matters and potential damages from natural disasters; general business and economic conditions; the accuracy of our assessment that certain businesses are e-commerce resistant and recession-resilient; the accuracy of the tools we use to determine the creditworthiness of our tenants; concentration of our business within certain tenant categories; ability to renew leases, lease vacant space or re-lease space as existing leases expire; our ability to successfully execute our acquisition strategies; the degree and nature of our competition; inflation and interest rate fluctuations; failure, weakness, interruption or breach in security of our information systems; our failure to generate sufficient cash flows to service our outstanding indebtedness; continued volatility and uncertainty in the credit markets and broader financial markets; our ability to maintain our qualification as a real estate investment trust (“REIT”) for federal income tax purposes; our limited operating history as a REIT, which may adversely affect our ability to make distributions to our shareholders; changes in, or the failure or inability to comply with, applicable laws or regulations; and future sales or issuances of our common shares or other securities convertible into our common shares, or the perception thereof, could cause the value of our common shares to decline and could result in dilution.

Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the Company’s reports (such as the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K) filed with the SEC and available at the SEC’s Internet website (www.sec.gov). All subsequent written and oral forward-looking statements concerning the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being furnished with this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Information Provided to Investors in Private Offering.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXCHANGERIGHT INCOME FUND By: ExchangeRight Income Fund Trustee, LLC, its trustee By: ExchangeRight Real Estate, LLC, its manager

Date:	July 6, 2023	By:	/s/ David Fisher
David Fisher Executive Managing Principal